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                          PACIFIC HORIZON FUNDS, INC.

                             ASSET ALLOCATION FUND

                       Supplement dated December 8, 1995
                       to Prospectuses dated July 1, 1995




1a.      With respect to the Asset Allocation Fund, the tables entitled "ANNUAL
FUND OPERATING EXPENSES" and "EXAMPLE" under the heading "EXPENSE SUMMARY" in the Prospectus are amended and restated in their entirety as follows:


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

         Management Fees (after fee waivers)                            0.09%
         All Other Expenses (after expense reimbursements)              1.16%
                                                                      ------
                 Shareholder Service Payments                   0.25%
                 Other Expenses (after expense reimbursements)  0.91%
                                                              ------
         Total Operating Expenses
           (after fee waivers and expense reimbursements)               1.25%
                                                                      ======
         EXAMPLE: Assume the annual return is 5% and operating expenses are the same as those stated above. For every $1,000 you invest, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

         After 1 Year      After 3 Years     After 5 Years    After 10 Years
             $57                $83               $111            $189

         Note: The preceding operating expenses and example should not be considered a representation of future investment returns and operating expenses. Actual investment returns and operating expenses may be more or less than those shown.

1b.      With respect to the Asset Allocation Fund, the fifth paragraph under the heading "EXPENSE SUMMARY" in the Prospectus is amended and restated in its entirety as follows:

                 As indicated in the table above, Management intends to waive fees and reimburse certain Other Expenses on behalf of the Fund so that Total Operating Expenses do not exceed 1.25%. Absent these fee waivers and reimbursements, the Total Operating Expenses would be 3.82% of the Fund's average daily net assets.





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2.       BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio
43219-3035, phone number 800-346-2087, will serve as transfer and dividend disbursing agent for the Asset Allocation Fund.

3. An investor desiring to make an initial purchase of shares of the Fund by mail should complete an Account Application and mail the Application and a check payable to the Fund to the address on the Account Application. All subsequent purchases of shares of the Fund made by mail should be delivered to Pacific Horizon Funds, Inc., File No. 54634, Los Angeles, California 90074-4634.

4. Initial and subsequent purchases and redemptions of shares of the Fund made in person should be delivered to BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

5. An investor desiring to make a subsequent purchase of shares of the Fund into an already existing account by wire should contact the Fund's transfer agent at 800-346-2087 for wiring instructions and request his or her bank to transmit immediately available funds by wire for purchase of shares of the Fund in the investor's name. The wire should include the investor's name and fund account number. An investor should contact his or her bank for information on remitting funds in this manner, including any charges imposed by the bank for wiring funds. Initial purchases of shares into a new account may not be made by wire.

6. An investor desiring to redeem shares of the Fund by mail should deliver a written request to the Fund, c/o Pacific Horizon Funds, Inc., P.O. Box 80221, Los Angeles, California 90080-9909.

7. To elect to receive dividend payments in cash, or to revoke such election, an investor must do so in writing to the Transfer Agent at P.O. Box 80221, Los Angeles, California 90080-9909.

8.       The last sentence of the section below the heading "SHAREHOLDER GUIDE
- HOW TO BUY SHARES - HOW ARE SHARES PRICED?" in the Prospectus is restated in its entirety to read as follows: "For price and yield information call (800) 346-2087."

9. The third sentence of the second paragraph below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - WHAT PRICE WILL I RECEIVE WHEN I BUY SHARES?" in the Prospectus is restated in its entirety to read as follows:

         "Purchase orders received by a Service Organization in proper form by 4:00 p.m. Eastern time on a business day will be effected at the public offering price calculated at 4:00 p.m. Eastern time on that day, if the Service Organization transmits your order to the Transfer Agent by the end of the Transfer Agent's business day."






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10.      Shares of Time Horizon Funds will not be included when determining reduced sales loads under the rights of accumulation or letter of intent programs.

11. The following sentence, constituting the last sentence of the first paragraph below the heading "SHAREHOLDER GUIDE - HOW TO SELL SHARES - HOW QUICKLY CAN I RECEIVE MY REDEMPTION PROCEEDS?," is eliminated:

         "If you purchase shares by wire, you must file an Account Application before redemption requests can be honored."

12.      Certificates for shares will not be issued.

13. The minimum initial investment in shares of the Fund is $200 for BankAmericard holders with an appropriate award certificate from BankAmeriChoice Program.

14. With respect to the Fund, the third and fourth exemptions contained in the list of types of transactions exempt from the front-end sales load below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the Prospectus are amended and restated in their entirety to read as follows:

         - employer-sponsored employee pension or retirement plans making direct investments in the Fund other than 403(b) plans; provided that 403(b) plans invested in the Fund as of December 7, 1995 may continue to invest on a no-load basis;

         - any purchase of shares by an investment adviser regulated by federal or state governmental authority when the investment adviser is purchasing shares for its own account or for an account for which it is authorized to make investment decisions (i.e., a discretionary account) other than purchases for 403(b) plans; provided that investment advisers who have invested 403(b) plans in the Fund on behalf of existing and new clients as of December 7, 1995 may continue to invest on a no-load basis;

15. The sixth exemption contained in the list of the types of transactions exempt from the front-end sales load below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the Prospectus is amended and restated in its entirety to read as follows with respect to the Fund:

         - any purchase of shares by clients of The Private Bank of Bank of America Illinois or by Private Banking clients of Seattle- First National Bank or by or on behalf of agency accounts administered by any bank or trust company affiliate of Bank of America;





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16.      The following exemption is added with respect to the Fund to the list of individuals exempt from the front-end sales load below the heading "SHAREHOLDER GUIDE - HOW TO BUY SHARES - HOW ARE SHARES PRICED? - WHEN NO SALES LOAD IS APPLIED" in the Prospectus:

         - holders of the BankAmericard with an appropriate award certificate from the BankAmeriChoice Program.





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